UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

         On March 3, 2011, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that it's Chairman and Chief Executive Officer, Mr. Craig B. Blunden, will be making a presentation at the Sandler O'Neill + Partners 2011 West Coast Financial Services Conference. The presentation is scheduled for Tuesday, March 8, 2011 at 2:35 p.m. (Pacific). The presentation materials are available on the Corporation's website, www.myprovident.com, in the Investor Relations section under Presentations and are attached hereto as Exhibit 99.1. The webcast link to hear the presentation, either live or as a rebroadcast, is also available in the Investor Relations section by clicking on the 2011 West Coast Financial Services Conference Webcast link.  An audio conference will also be available by dialing (877) 253-8059 and using the required pass code: 1079263715#.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
The following exhibit is being filed herewith and this list shall constitute the exhibit index:
	99.1	2011 West Coast Financial Services Conference Presentation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2011	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)